NUMBER

SHARES

Oxford Media, Inc

COMMON STOCK

Authorized Common Stock: 100,000,000 Shares

CUSIP NO. 691590 10 3

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PAR VALUE: $0.001

COMMON STOCK

THIS CERTIFIES THAT

SEE REVERSE FOR CERTAIN DEFINITIONS

is the Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Oxford Media, Inc

*transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.*

*Witness this facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.*

Dated:

By

AUTHORIZED SIGNATURE

CORPORATE SEAL 10/13/2003 NEVADA

SPECIMEN

SECRETARY

PRESIDENT

0000

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN

ENT - as tenants by the entireties

JT TEN as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________ Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act

______________________
(State)

Additional abbreviations may also be used though not in the above list.

*For Value Received,* __________ *hereby sells, assigns and transfers unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

______________________

______________________________________________

______________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________

______________________________________________ *Shares*

*of the Common Stock represented by this Certificate, and hereby irrevocably constitutes and appoints*

______________________________________________ *Attorney*

*to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.*

*Dated* ______________________

NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

______________________________________________

NOTICE THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C RULE 17AD-15